EXHIBIT 99.1

SONUS NETWORKS REPORTS FULL FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2007

For more information, please contact:
Investor Relations:	Media Relations:
Jocelyn Philbrook	Lucy Millington
978-614-8672	978-614-8240
jphilbrook@sonusnet.com	lmillington@sonusnet.com

SONUS NETWORKS REPORTS FULL FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2007

Industry Leader Reports Strong Quarterly Sequential Revenue Growth and Profitability

Company to Host Conference Call Today,

Thursday, March 6th at 9:00 a.m. Eastern Time

WESTFORD, Mass., March 6, 2008 - Sonus Networks, Inc. (Nasdaq: SONS), a leading supplier of service provider IP-voice infrastructure solutions, today reported that it has filed its Annual Report on Form 10-K for the fiscal year 2007 with the Securities and Exchange Commission (SEC). The full audited financial results reported today are consistent with the previously reported preliminary results for the quarter and year ended December 31, 2007.

“I am pleased to have our Form 10-K now on file with the SEC. We are disappointed in the delay in filing our financial statements and will continue to drive progress to improve our financial reporting process. This delay does not detract from our strong sequential revenue growth and improved profitability for the fourth quarter of 2007,” said Hassan Ahmed, chairman, president and CEO. “In the second half of 2007, we re-established momentum in our business, ending the fourth quarter with orders that significantly exceed revenue for the quarter. Our 2007 annual revenue growth again exceeded industry analysts’ assessments of the overall market growth for 2007, demonstrating that Sonus is continuing to gain market share. I am confident in our ability to continue to outpace the market growth as we move into 2008 and beyond.”

Sonus Networks has scheduled a brief conference call for today, Thursday, March 6, 2008, at 9:00 a.m. EST to review its full financial results for Q4 and fiscal year 2007.

Date: Thursday, March 6, 2008

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SONUS NETWORKS REPORTS FULL FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2007

Time: 9:00 a.m. EST

To listen via telephone:

Dial-in number: 800 913 8744

International Callers: +1 212 231 2901

To listen via the Internet:

Sonus will host a live webcast of the conference call. To access the webcast, visit www.sonusnet.com, Corporate, Investor Relations.

Replay:

A telephone playback of the call will be available following the conference and can be accessed by calling 800 633 8284, or for international callers, please call +1 402 977 9140. The reservation number for the replay is 21377989. The telephone playback will be available through March 20, 2008.

A replay of the webcast will be also available on the Sonus Networks Investor Relations site. To access the replay of the webcast, visit www.sonusnet.com, Corporate, Investor Relations.

Note

The Company’s GAAP financials for the fourth quarter and fiscal 2007 are attached to this press release. Additional information regarding Sonus’ financial results, including the Company’s Annual Report on Form 10-K for fiscal year 2007 and a reconciliation of GAAP to Non-GAAP performance, is available on the Sonus Investor Relations Website at http://www.sonusnet.com under Financial Documents.  Due to the late notification of today’s conference call, the Company will file prepared remarks from today’s brief conference call on Form 8-K with the SEC.

About Sonus Networks

Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its comprehensive IP Multimedia Subsystem (IMS) solution, Sonus addresses the full range of carrier applications, including residential and business voice services, wireless voice and multimedia, trunking and tandem switching, carrier interconnection and enhanced services.  Sonus’ voice infrastructure solutions are deployed in service provider networks worldwide. Founded in 1997, Sonus is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

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SONUS NETWORKS REPORTS FULL FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR 2007

This release contains forward-looking statements regarding future events that involve risks and uncertainties, including statements relating to Sonus’ expected business income growth. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are referred to Item 1A “Risk Factors” of Sonus’ Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include among others: the impact of material weaknesses in our disclosure controls and procedures and our internal control over financial reporting on our ability to report our financial results timely and accurately; the unpredictability of our quarterly financial results; risks and uncertainties associated with the Company’s restatement of its historical stock option granting practices and accounting including regulatory actions or litigation; risks associated with our international expansion and growth; consolidation in the telecommunications industry; and potential costs resulting from pending securities litigation against the Company. Any forward-looking statements represent Sonus’ views only as of today and should not be relied upon as representing Sonus’ views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law.

Sonus is a registered trademark of Sonus Networks, Inc.   All other company and product names may be trademarks of the respective companies with which they are associated.

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SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended December 31, 2007	Three months ended September 30, 2007	Three months ended December 31, 2006
Revenue:
Product	$67,289	$55,143	$56,712
Service	29,811	21,428	22,287
Total revenue	97,100	76,571	78,999

Cost of revenue:
Product	29,614	21,887	20,129
Service	10,003	9,279	8,322
Total cost of revenue	39,617	31,166	28,451

Gross profit	57,483	45,405	50,548

Gross profit %
Product	56.0%	60.3%	64.5%
Service	66.4%	56.7%	62.7%
Total gross profit	59.2%	59.3%	64.0%

Operating expenses:
Research and development	17,042	21,039	16,305
Sales and marketing	18,107	19,493	19,118
General and administrative	14,397	14,180	12,925
Litigation settlement (insurance recovery)	(15,328)	40,000	—
Total operating expenses	34,218	94,712	48,348

Income (loss) from operations	23,265	(49,307)	2,200
Interest expense	(44)	(40)	13
Interest income	4,778	4,485	4,261
Other income (expense), net	(20)	2,024	(39)

Income (loss) before income taxes	27,979	(42,838)	6,435
Income tax benefit (provision)	(13,890)	16,066	67,319
Net income (loss)	$14,089	$(26,772)	$73,754

Net income (loss) per share:
Basic	$0.05	$(0.10)	$0.29
Diluted	$0.05	$(0.10)	$0.28

Shares used in computing net income (loss) per share:
Basic	269,126	262,913	258,162
Diluted	279,798	262,913	265,357

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Year ended December 31,
	2007	2006
Revenue:
Product	$226,230	$203,592
Service	94,080	75,891
Total revenue	320,310	279,483

Cost of revenue:
Product	92,144	70,823
Service	37,424	29,609
Total cost of revenue	129,568	100,432

Gross profit	190,742	179,051

Gross profit %
Product	59.3%	65.2%
Service	60.2%	61.0%
Total gross profit	59.5%	64.1%

Operating expenses:
Research and development	79,129	55,446
Sales and marketing	81,869	65,748
General and administrative	56,841	35,366
Settlement of litigation, net of insurance recovery	24,672	—
Total operating expenses	242,511	156,560

Income (loss) from operations	(51,769)	22,491
Interest expense	(167)	(216)
Interest income	18,409	15,660
Other income (expense), net	1,068	(39)

Income (loss) before income taxes	(32,459)	37,896
Income tax benefit	8,822	64,958
Net income (loss)	$(23,637)	$102,854

Net income (loss) per share:
Basic	$(0.09)	$0.41
Diluted	$(0.09)	$0.40

Shares used in computing net income (loss) per share:
Basic	262,924	253,771
Diluted	262,924	258,338

SONUS NETWORKS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2007	December 31, 2006
Assets
Current assets:
Cash and cash equivalents	$118,933	$44,206
Marketable securities	207,088	256,485
Accounts receivable, net	84,951	70,726
Inventory, net	45,560	22,266
Deferred income taxes	30,683	21,808
Litigation settlement escrow	25,000	—
Insurance receivable - litigation settlement	15,328	—
Other current assets	18,842	18,523
Total current assets	546,385	434,014

Property and equipment, net	18,459	19,051
Purchased intangible assets, net	2,607	—
Goodwill	8,397	—
Long-term investments	66,568	60,189
Deferred income taxes	49,296	52,613
Other assets	2,338	23,737
	$694,050	$589,604

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$17,379	$17,219
Accrued expenses	39,980	43,653
Litigation settlement liability	40,000	—
Current portion of deferred revenue	82,743	60,383
Accrued restructuring	—	61
Current portion of long-term liabilities	1,079	501
Total current liabilities	181,181	121,817

Long-term deferred revenue	16,462	33,787
Deferred income taxes	760	—
Long-term liabilities, net of current portion	2,061	1,467
Total liabilities	200,464	157,071

Commitments and contingencies

Stockholders equity:
Common stock	273	262
Additional paid-in capital	1,244,232	1,160,853
Accumulated deficit	(751,920)	(728,233)
Accumulated other comprehensive income (loss)	1,268	(82)
Treasury stock	(267)	(267)
Total stockholders’ equity	493,586	432,533
	$694,050	$589,604

SONUS NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year ended December 31,

	2007	2006
Cash flows from operating activities:
Net income (loss)	$(23,637)	$102,854
Adjustments to reconcile net income (loss) to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	13,259	9,508
Amortization of purchased intangible assets	428	—
Stock-based compensation	41,948	11,961
Loss on disposal of property and equipment	135	706
Deferred income taxes	(4,798)	(73,100)
Increase (decrease) in fair value of modified stock options held by former employees	(1,068)	39
Changes in operating assets and liabilities:
Accounts receivable	(13,966)	1,288
Inventory	(2,829)	(3,943)
Insurance receivable - litigation settlement	(15,328)	—
Other operating assets	(3,819)	(5,822)
Accounts payable	(1,427)	(6,090)
Accrued expenses, deferred rent and accrued restructuring expenses	(1,131)	16,683
Litigation settlement liability	40,000	—
Deferred revenue	4,481	(28,266)
Net cash provided by operating activities	32,248	25,818

Cash flows from investing activities:
Purchases of property and equipment	(11,669)	(10,639)
Acquisition of Zynetix Limited	(8,846)	—
Purchases of available-for-sale marketable securities	(85,620)	(55,640)
Maturities of available-for-sale marketable securities	90,333	125,365
Purchases of held-to-maturity marketable securities and long-term investments	(318,286)	(415,118)
Maturities of held-to-maturity marketable securities and long-term investments	356,590	187,281
Payment to litigation settlement escrow	(25,000)	—
Decrease in restricted cash	341	250
Net cash used in investing activities	(2,157)	(168,501)

Cash flows from financing activities:
Sale of common stock in connection with employee stock purchase plan	5,613	4,764
Proceeds from exercise of stock options	39,548	36,589
Repayment of convertible subordinated note	—	(10,000)
Repayment of notes due to former Zynetix Limited shareholders	(335)	—
Payment of tax withholding obligations related to net share settlement of restricted stock award	(399)	—
Principal payments of capital lease obligations	(527)	(44)
Net cash provided by financing activities	43,900	31,309

Effect of exchange rate changes on cash and cash equivalents	736	(99)

Net increase (decrease) in cash and cash equivalents	74,727	(111,473)
Cash and cash equivalents, beginning of period	44,206	155,679
Cash and cash equivalents, end of period	$118,933	$44,206

SONUS NETWORKS, INC.
Supplemental Information
(In thousands)
(unaudited)

The following tables provide the details of stock-based compensation, stock option investigation costs, amortization of purchased intangible assets, withholding tax adjustments, 409A excise tax adjustments and stock-based compensation-related expense included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported. Additional information regarding these items is available in the Investor Relations section of our Corporate page at http://www.sonusnet.com. The information contained on our website or that can be accessed through our website should not be considered to be part of, or incorporated into, this press release.

	Three months ended			Year ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006

Stock-based compensation
Cost of revenue - product	$247	$306	$22	$831	$81
Cost of revenue - service	723	1,265	200	3,593	925
Cost of revenue	970	1,571	222	4,424	1,006

Research and development expense	2,186	4,099	1,759	15,976	3,809
Sales and marketing expense	1,408	3,509	1,543	14,138	3,990
General and administrative expense	2,269	2,450	958	7,410	3,156
Operating expense	5,863	10,058	4,260	37,524	10,955

Total stock-based compensation	$6,833	$11,629	$4,482	$41,948	$11,961

Stock option investigation costs
General and administrative expense	$817	$1,078	$3,954	$9,918	$6,154

Amortization of purchased intangible assets
Cost of revenue - product	$67	$67	$—	$199	$—
Sales and marketing expense	77	76	—	229	—
Total amortization of purchased intangible assets	$144	$143	$—	$428	$—

Withholding tax adjustments (1)
Cost of revenue - product	$—	$—	$8	$—	$18
Cost of revenue - service	—	—	14	—	26
Cost of revenue	—	—	22	—	44

Research and development expense	—	—	35	—	88
Sales and marketing expense	—	—	30	—	69
General and administrative expense	—	—	123	—	398
Operating expense	—	—	188	—	555

Total withholding tax adjustments	$—	$—	$210	$—	$599

409A excise tax adjustments (2)
Cost of revenue - product	$1	$29	$9	$30	$9
Cost of revenue - service	—	—	30	—	30
Cost of revenue	1	29	39	30	39

Research and development expense	48	242	487	290	487
Sales and marketing expense	10	92	217	102	217
General and administrative expense	3	12	149	15	149
Operating expense	61	346	853	407	853

Total withholding tax adjustments	$62	$375	$892	$437	$892

Stock - based compensation-related expense (3)
Other income (expense), net	$(20)	$2,024	$(39)	$1,068	$(39)

(1)	Expense related to the disqualification of ISO status for employee stock options resulting from the stock option review and subsequent restatement.
(2)	Expense for reimbursing former employees the 409A tax on remeasured options and the income tax expense related to this reimbursement.
(3)

Expense for stock options modified and subsequently treated as derivative instruments, which are marked to market at each interim reporting date, resulting from the stock option review and subsequent restatement.